ADVANCED SERIES TRUST

655 Broad Street

Newark, New Jersey 07102

            November 9, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for Advanced Series Trust

 Registration numbers 033-24962 and 811-5186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated November 3, 2016 (SEC accession number 0000067590-16-002662), to the Prospectus, dated April 29, 2016 for AST Managed Equity Portfolio, of Advanced Series Trust. The purpose of the filing is to submit the 497 filing dated November 3, 2016 in XBRL for the Portfolio.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary